Exhibit 99.3

Northern Oil and Gas, Inc. Announces July 31, 2011 Reserve Report and
Provides Operations and Guidance Update

● 34.8 Million Barrels of Oil Equivalent Estimated Proven Reserves
● Proved Reserves Increased 121% From December 31, 2010
● Present Value Increased 195% From December 31, 2010

WAYZATA, MINNESOTA — September 21, 2011 — Northern Oil and Gas, Inc. (NYSE/AMEX: NOG) (“Northern Oil”) today announced completion of its interim reservoir engineering calculation estimating reserves as of July 31, 2011, and updates third quarter production guidance and recent completion and drilling activity.

RESERVES UPDATE

Summary of Oil and Gas Reserves as of July 31, 2011
Based on Average Prices over Twelve Months(1)

	Natural Gas (cubic feet)	Crude Oil (Bbl)	Total (BOE)(3)	Pre-Tax PV10% Value(4)
Proved developed reserves	3,696,530	7,260,889	7,876,977	$287,194,125
Proved developed non-producing reserves	1,772,235	2,530,295	2,825,668	107,276,609
Proved undeveloped reserves	15,192,431	21,583,642	24,115,714	476,071,562
Total proved reserves	20,661,196	31,374,826	34,818,359	$870,542,296

Summary of Oil and Gas Reserves as of December 31, 2010
Based on Average Prices over Twelve Months(2)

	Natural Gas (cubic feet)	Crude Oil (Bbl)	Total (BOE)(3)	Pre-Tax PV10% Value(4)
Proved developed reserves	2,698,401	4,857,272	5,307,006	$160,307,688
Proved developed non-producing reserves	815,026	983,474	1,119,312	30,829,818
Proved undeveloped reserves	6,936,538	8,152,953	9,309,043	104,374,016
Total proved reserves	10,449,965	13,993,699	15,735,361	$295,511,522

_________________

(1)
Crude oil and natural gas reserve quantities and related discounted future net cash flows as of July 31, 2011 are estimated assuming a constant realized price of $86.88 per barrel of crude oil and a constant realized price of $5.86 per Mcf of natural gas, each of which is based on an unweighted arithmetic average of the applicable first-day-of-the-month price for each month between August 1, 2010 and July 31, 2011.  All values presented were calculated by Ryder Scott.

(2)
Crude oil and natural gas reserve quantities and related discounted future net cash flows as of December 31, 2010 are estimated assuming a constant realized price of $70.46 per barrel of crude oil and a constant realized price of $5.04 per Mcf of natural gas, each of which is based on an unweighted arithmetic average of the applicable first-day-of-the-month price for each month between January 1, 2010 and December 31, 2010.  All values presented were calculated by Ryder Scott.

(3)	Barrels of Oil Equivalent (“BOE”) are computed based on a conversion ratio of one BOE for each barrel of crude oil and one BOE for every 6,000 cubic feet (i.e., 6 Mcf) of natural gas.

(4)
Pre-tax PV10% value may be considered a non-GAAP financial measure as defined by the Securities and Exchange Commission and is derived from the standardized measure of discounted future net cash flows, which is the most directly comparable standardized financial measure. Pre-tax PV10% value is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting future income taxes. We believe pre-tax PV10% value is a useful measure for investors for evaluating the relative monetary significance of our crude oil and natural gas properties. We further believe investors may utilize pre-tax PV10% value as a basis for comparison of the relative size and value of our reserves to other companies because many factors that are unique to each individual company impact the amount of future income taxes to be paid. Our management uses this measure when assessing the potential return on investment related to our crude oil and natural gas properties and acquisitions. However, pre-tax PV10% value is not a substitute for the standardized measure of discounted future net cash flows. Our pre-tax PV10% value and the standardized measure of discounted future net cash flows do not purport to present the fair value of our crude oil and natural gas reserves. The pre-tax PV10% values of our total proved reserves in the tables above differ from the tables reconciling our pre-tax PV10% value on the following page of this Current Report due to rounding differences in certain tables of Ryder Scott’s reserve reports.

STANDARDIZED MEASURE RECONCILIATION

The following tables reconcile the pre-tax PV10% value of Northern Oil’s oil and gas reserves to the standardized measure of discounted future net cash flows as of the dates of the Interim Reserve Report and the Annual Reserve Report, respectively.

As of July 31, 2011
Pre-tax Present Value of estimated future net revenues (Pre-tax PV10% Value)	$870,542,296
Future income taxes, discounted at 10%	(276,314,205)
Standardized measure of discounted future net cash flows	$594,228,091

As of December 31, 2010
Pre-tax Present Value of estimated future net revenues (Pre-tax PV10% Value)	$295,511,531
Future income taxes, discounted at 10%	(84,898,740)
Standardized measure of discounted future net cash flows	$210,612,791

Using SEC pricing parameters, Northern Oil’s proved reserves were 34.8 million BOE as of July 31, 2011.  Reserves using SEC pricing parameters were calculated using constant realized net prices of $86.88 per barrel of crude oil and $5.86 per 1,000 cubic feet (Mcf) of natural gas.  The July 31, 2011 estimated proved reserves represent a 121% increase from the December 31, 2010 estimated proved reserves, which were 15.7 million BOE.  This increase in proved reserves equates to a 2,172% replacement of 2011 production through July 31, 2011.

Approximately 31% of Northern Oil’s proved reserves as of July 31, 2011 are categorized as either proved developed producing or proved developed non-producing, meaning behind pipe.  Approximately 69% are classified as proved undeveloped.

Northern Oil’s estimated future cash flows, discounted at an annual rate of 10% before giving effect to income taxes (commonly known as PV-10 value), for proved reserves at July 31, 2011 were $870.5 million, compared to $295.5 million at December 31, 2010, representing a 195% increase in PV-10 value during the period.

Northern Oil’s 2010 year-end reservoir engineering calculations and July 31, 2011 reservoir engineering calculations were both prepared by Ryder Scott Company, L.P.

UPDATED GUIDANCE

Northern Oil currently expects production will increase approximately 30% to 40% in the third quarter of 2011 compared to the second quarter of 2011.  Northern Oil expects to provide fourth quarter guidance in connection with its third quarter earnings release.

RECENT COMPLETION HIGHLIGHTS

The following table illustrates certain highlighted well completions in which Northern Oil has recently participated with a working interest (“WI”).

WELL NAME	OPERATOR	STATE	COUNTY	WI*	IP**
BIGHORN #1-6H	SINCLAIR	ND	DUNN	48.79%	1,218
MUSTANG #1-22H	SLAWSON	ND	MOUNTRAIL	39.56%	1,829
ALAMO #2-19-18H	SLAWSON	ND	MOUNTRAIL	29.98%	1,287
PORCUPINE #1-19H	SINCLAIR	ND	DUNN	29.02%	1,531
DIAMONDBACK #2-21H	SLAWSON	ND	MOUNTRAIL	25.23%	1,909
CYCLONE #1-21-16H	SLAWSON	ND	MCKENZIE	25.00%	1,440
ATHENA #1-36H	SLAWSON	ND	MOUNTRAIL	21.88%	945
CRUISER #2-16-9H	SLAWSON	ND	MOUNTRAIL	16.44%	1,115
MUSKRAT FEDERAL #2-28-33H	SLAWSON	ND	MOUNTRAIL	12.83%	1,194
HUNTER #1-8-17H	SLAWSON	ND	MOUNTRAIL	11.74%	1,668
SUBMARINER #1-23-24H	SLAWSON	ND	MOUNTRAIL	10.89%	1,194

*
The WI noted above are based on Northern Oil’s internal records and are subject to verification by operators’ third-party legal counsel in connection with the preparation of final division order title opinions.

**
The “IP” means the initial production (“IP”) rate expressed in barrels of oil per day.  The IP rate is the 24-hour “Peak Production Rate.”  Peak Production Rates may be established following the initial day of production, depending on operator design or well flowback profiles.  The IP rate may be estimated based on other third party estimates or limited data available at this time.  The IP is computed using crude oil production only, without taking into consideration any associated natural gas production.

CURRENT DRILLING ACTIVITY

The following table illustrates 154 Gross (18.42 Net) Bakken or Three Forks wells drilling, awaiting completion or completing in which Northern Oil is participating with a working interest as of September 20, 2011.

	WELL NAME	OPERATOR	STATE	COUNTY	WI
1	PROBE #1-19-30H	SLAWSON	ND	MOUNTRAIL	75.86%
2	KNUDSVIG #12-1-160-100H 1PB	BAYTEX	ND	DIVIDE	57.11%
3	HIGHLAND #2-9H	SINCLAIR	ND	MOUNTRAIL	54.57%
4	ROSE #147-99-28-2H	CONOCO PHILLIPS	ND	MCKENZIE	50.00%
5	LORI #18-19H	FIDELITY	ND	MOUNTRAIL	47.06%
6	BRAGG #32-29-160-98H 1NC	BAYTEX	ND	DIVIDE	43.18%
7	MUSTANG #2-22H	SLAWSON	ND	MOUNTRAIL	39.56%
8	KANDIYOHI #1-19H	EOG RESOURCES	ND	BURKE	37.47%
9	CONDOR #1-36-25H	SLAWSON	ND	MCKENZIE	35.94%
10	CHARLIE SORENSON 17-8 #1-H	BRIGHAM	ND	MOUNTRAIL	33.58%
11	CHARLIE SORENSON 17-8 #2-H	BRIGHAM	ND	MOUNTRAIL	33.58%
12	OLSON RANCH #1-21-16H	G3 OPERATING	MT	ROOSEVELT	33.00%
13	YUKON #12-1-163-98H	SAMSON RESOURCES	ND	DIVIDE	32.81%
14	HOLLAND #9-19H	NORTH PLAINS	ND	WILLIAMS	32.68%
15	DENALI #13-24-163-98H	SAMSON RESOURCES	ND	DIVIDE	32.45%

	WELL NAME	OPERATOR	STATE	COUNTY	WI
16	CROSBY CREEK #1-5H	SINCLAIR	ND	DUNN	29.63%
17	FRENCH #21-30H	WHITING	MT	ROOSEVELT	29.20%
18	BLUE JAY #32-29-163-95H	SAMSON RESOURCES	ND	DIVIDE	29.13%
19	AV-SCHWARTZ ####-##-####H-1	HESS	ND	BURKE	29.08%
20	LARK #29-32-162-96H	SAMSON RESOURCES	ND	DIVIDE	28.62%
21	VAINVILLE #22-2623H	EOG RESOURCES	ND	BURKE	28.08%
22	STORK #20-17-162-96H	SAMSON RESOURCES	ND	DIVIDE	27.99%
23	PELICAN #26-35-162-96H	SAMSON RESOURCES	ND	DIVIDE	27.30%
24	ZI CLIFFSIDE #12-11H	WILLIAMS	ND	MCKENZIE	26.80%
25	FRANK #31-4-1H	GMX RESOURCES	ND	STARK	25.21%
26	CPEC RIDGEWAY #25-36-163N-101W	CRESCENT POINT	ND	DIVIDE	25.00%
27	STAMPEDE #2-36-25H	SLAWSON	ND	WILLIAMS	25.00%
28	FREDDY #1-8H	CONTINENTAL	ND	DIVIDE	24.97%
29	STALLION #2-1-12H	SLAWSON	ND	MOUNTRAIL	22.41%
30	MARAUDER #13-24-162-98H	SAMSON RESOURCES	ND	DIVIDE	21.30%
31	REGEL #12-1-162-98H	SAMSON RESOURCES	ND	DIVIDE	21.30%
32	NEPTUNE #2-15H	SLAWSON	ND	MOUNTRAIL	20.35%
33	OBENOUR #150-99-21-16-1H	NEWFIELD	ND	MCKENZIE	18.75%
34	REGETH #22-1H	HESS	ND	DUNN	18.75%
35	EN-LONETREE FARMS ####-##-####H-2	HESS	ND	MOUNTRAIL	18.71%
36	CRESCENT FARMS 7-6 #1H	ZAVANNA	ND	MCKENZIE	17.88%
37	HARLAN REBSOM #1-2-11H-143-95	OXY	ND	DUNN	17.81%
38	TARPON FEDERAL #21-4H	WHITING	ND	MCKENZIE	17.44%
39	SKEDSVOLD #150-101-4B-9-1H	PETRO HUNT	ND	MCKENZIE	17.19%
40	LYNN #5502 11-10H	OASIS	ND	WILLIAMS	15.68%
41	SIDONIA #41-2017H	EOG RESOURCES	ND	MOUNTRAIL	15.63%
42	STATE JAEGER #1-16-21H-142-94	OXY	ND	DUNN	15.63%
43	EN-KIESEL ####-##-####H-2	HESS	ND	MOUNTRAIL	15.03%
44	GO-SOLBERG #15-31H	HESS	ND	WILLIAMS	14.76%
45	RHODA #24-31H	MARATHON	ND	MOUNTRAIL	12.82%
46	HILLY 22-15 #1H	BRIGHAM	ND	MCKENZIE	12.66%
47	EN-PERSON ###-##-####H-2	HESS	ND	MOUNTRAIL	12.55%
48	EN-PERSON ###-##-####H-3	HESS	ND	MOUNTRAIL	12.55%
49	LOSTWOOD #1-1201H	EOG RESOURCES	ND	MOUNTRAIL	12.52%
50	LOSTWOOD #18-1224H	EOG RESOURCES	ND	MOUNTRAIL	12.52%
51	LOSTWOOD #19-1324H	EOG RESOURCES	ND	MOUNTRAIL	12.52%
52	LOSTWOOD #2-1301H	EOG RESOURCES	ND	MOUNTRAIL	12.52%
53	MATTER STATE #3-17H	CORNERSTONE	ND	BURKE	12.50%
54	BARKLEY #1-5H	CONTINENTAL	ND	MCKENZIE	12.32%
55	MOE #19-18-162-100H 1PB	BAYTEX	ND	DIVIDE	12.24%
56	FERTILE #28-26H	EOG RESOURCES	ND	MOUNTRAIL	11.88%
57	EN-WANDER ####-##-####H-1	HESS	ND	MOUNTRAIL	11.84%

	WELL NAME	OPERATOR	STATE	COUNTY	WI
58	HUNTER #2-8-17	SLAWSON	ND	MOUNTRAIL	11.74%
59	MUSTANG #7-6-163-98H	SAMSON RESOURCES	ND	DIVIDE	11.72%
60	LOSTWOOD #102-3526H	EOG RESOURCES	ND	MOUNTRAIL	11.52%
61	LOSTWOOD #16-3526H	EOG RESOURCES	ND	MOUNTRAIL	11.52%
62	LOSTWOOD #20-1123H	EOG RESOURCES	ND	MOUNTRAIL	11.51%
63	LOSTWOOD #21-1402H	EOG RESOURCES	ND	MOUNTRAIL	11.51%
64	LOSTWOOD #22-1423H	EOG RESOURCES	ND	MOUNTRAIL	11.51%
65	LOSTWOOD #23-3526H	EOG RESOURCES	ND	MOUNTRAIL	11.51%
66	LOSTWOOD #6-1102H	EOG RESOURCES	ND	MOUNTRAIL	11.51%
67	LANCASTER #2-11-162N-102W	CRESCENT POINT	ND	DIVIDE	11.10%
68	GABRIEL #3-36-25H	SLAWSON	ND	MCKENZIE	10.94%
69	GORDON PAVLICEK #1-17-20H 141-95	OXY	ND	DUNN	10.94%
70	SIDONIA #9-35H	EOG RESOURCES	ND	MOUNTRAIL	10.78%
71	CLEARWATER #25-3202H	EOG RESOURCES	ND	MOUNTRAIL	10.29%
72	BROWN 30-19 #2H	BRIGHAM	ND	MOUNTRAIL	9.25%
73	WHITE #157-100-17B-20-1H	PETRO HUNT	ND	WILLIAMS	7.55%
74	1-H OSMOND #3-10	NEWFIELD	ND	WILLIAMS	7.51%
75	WALDOCK #21-16H	MARATHON	ND	MCLEAN	7.05%
76	ROSENVOLD #1-30H	CONTINENTAL	ND	DIVIDE	6.44%
77	KANDIYOHI #5-3031H	EOG RESOURCES	ND	BURKE	6.36%
78	SQUADRON #1-15-14H	SLAWSON	MT	ROOSEVELT	6.30%
79	BUCKLEY #1-9H	CONTINENTAL	MT	RICHLAND	6.25%
80	EN-JOHNSON -A ###-##-####H-2	HESS	ND	MOUNTRAIL	6.25%
81	KANDIYOHI #21-3427H	EOG RESOURCES	ND	BURKE	6.25%
82	GO-ALASKON-156-97-3427H-1	HESS	ND	WILLIAMS	5.94%
83	1-H HUNTER #17-20	NEWFIELD	ND	WILLIAMS	5.55%
84	SIDONIA #26-2413H	EOG RESOURCES	ND	MOUNTRAIL	5.55%
85	DAGGER #1-10H	SLAWSON	ND	DUNN	5.30%
86	RUTLEDGE #1-32H	CONTINENTAL	ND	DUNN	4.97%
87	BUFFALO 34-12H	MARATHON	ND	DUNN	4.91%
88	BRUCE 5-8 #1H	ZAVANNA	ND	WILLIAMS	4.69%
89	RAY #12-27TFH	WHITING	ND	MOUNTRAIL	4.69%
90	SORENSON #34-32 NWH	DENBURY	ND	MCKENZIE	4.69%
91	EN-CHARLES WOOD ###-##-####H-1	HESS	ND	MOUNTRAIL	4.61%
92	HOWITZER #2-25	SLAWSON	ND	MOUNTRAIL	4.50%
93	HONOLULU #1-22H	CONTINENTAL	ND	MCKENZIE	4.22%
94	OXY OLSON #160-90-10-P-1H	OXY	ND	BURKE	4.17%
95	AMBUSH #1-31-30H	SLAWSON	ND	WILLIAMS	3.96%
96	REIGER #9-11H	NORTH PLAINS	ND	WILLIAMS	3.91%
97	EN-JOHNSON ####-##-####H-2	HESS	ND	MOUNTRAIL	3.91%
98	JOHNSON 44-32H	MARATHON	ND	MOUNTRAIL	3.87%
99	WALLACE #7-1H	HESS	ND	DUNN	3.76%

	WELL NAME	OPERATOR	STATE	COUNTY	WI
100	WANNEMACHER #1-4-9H-142-95	OXY	ND	DUNN	3.14%
101	WILLIAM 41X-06	XTO ENERGY	ND	MCKENZIE	3.14%
102	FREDRICKSON #160-94-33C-28-2H	PETRO HUNT	ND	BURKE	3.13%
103	GO-SOINE A-156-97-3229H-1	HESS	ND	WILLIAMS	3.13%
104	KOUFAX 3-10 #1H	ZAVANNA	ND	MCKENZIE	3.13%
105	SYVERSON #150-99-36-25-1H	NEWFIELD	ND	MCKENZIE	3.13%
106	NELSON #2-26H	SINCLAIR	ND	MOUNTRAIL	3.11%
107	GLENDON #1-17H	CONTINENTAL	ND	WILLIAMS	3.05%
108	MARVIN 27-34 #1H	BRIGHAM	ND	MCKENZIE	2.86%
109	ROHDE #43-1TFH	WHITING	ND	MOUNTRAIL	2.57%
110	VERLYN STROMMEN #34-8H	MARATHON	ND	DUNN	2.50%
111	EN-NORSTEDT ###-##-####H-1	HESS	ND	MOUNTRAIL	2.50%
112	HELLING TRUST #11-15H	OASIS	ND	MOUNTRAIL	2.41%
113	ROLFSON #11-16H	DENBURY	ND	MCKENZIE	2.08%
114	CLEAR WATER #1-24-25H	HUNT OIL	ND	MOUNTRAIL	2.08%
115	EN-HYNEK####-##-####H-2	HESS	ND	MOUNTRAIL	1.82%
116	EN-HYNEK####-##-####H-3	HESS	ND	MOUNTRAIL	1.82%
117	COOK #2-24-13H	HUNT OIL	ND	DUNN	1.70%
118	CHARLOTTE #2-22H	CONTINENTAL	ND	MCKENZIE	1.68%
119	BARSTAD 23-14 #1H	BRIGHAM	ND	MOUNTRAIL	1.65%
120	DRONE #1-34-27H	SLAWSON	ND	DUNN	1.59%
121	ELEANOR TWIST 1-10-3H-143-95	OXY	ND	DUNN	1.57%
122	TILTON #34-7H	CONOCO PHILLIPS	ND	DUNN	1.53%
123	SCHILKE #1-30H	CONTINENTAL	ND	DIVIDE	1.51%
124	THIEL 2 11X-12	XTO ENERGY	MT	RICHLAND	1.47%
125	LOOMER #24-34 NEH	DENBURY	ND	MCKENZIE	1.41%
126	EN-CVANCARA A-155-93-3231H-1	HESS	ND	MOUNTRAIL	1.39%
127	EN-CVANCARA A-155-93-3334H-2	HESS	ND	MOUNTRAIL	1.39%
128	CROSSBOW #1-7-6H	SLAWSON	ND	MCKENZIE	1.30%
129	HOVDEN #15-1H	HESS	ND	DUNN	1.30%
130	KIRBY #9-7H	NORTH PLAINS	ND	WILLIAMS	1.27%
131	BRUENI #21-16TFH	WHITING	ND	STARK	1.25%
132	JAMES HILL #10-0112H	EOG RESOURCES	ND	MOUNTRAIL	1.25%
133	EN-FRETHEIM A-155-93-3334H-2	HESS	ND	MOUNTRAIL	1.19%
134	EN-FRETHEIM A-155-93-3334H-1	HESS	ND	MOUNTRAIL	1.18%
135	RAYMOND 21X-5	XTO ENERGY	ND	WILLIAMS	1.16%
136	AMY ELIZABETH #11-2H	ARSENAL ENERGY	ND	MOUNTRAIL	1.13%
137	DAWSON #5494 13-1H	OASIS	ND	MOUNTRAIL	1.13%
138	CLEARWATER #4-11H	EOG RESOURCES	ND	MOUNTRAIL	1.04%
139	LEWIS #5300 31-31H	OASIS	ND	WILLIAMS	1.02%
140	SPRATLEY #5494 34-13H	OASIS	ND	MOUNTRAIL	0.98%
141	EN-FRETHEIM A-155-93-3334H-3	HESS	ND	MOUNTRAIL	0.96%

	WELL NAME	OPERATOR	STATE	COUNTY	WI
142	WISNESS #152-96-28A-33-1H	PETRO HUNT	ND	MCKENZIE	0.82%
143	CATRON #1-26H	CONTINENTAL	ND	DUNN	0.78%
144	SOLBERG #15-8H	HESS	ND	WILLIAMS	0.78%
145	CARL #1-11H	CONTINENTAL	ND	DUNN	0.66%
146	TIM ECKELBERG #44-22H	MARATHON	ND	DUNN	0.61%
147	MARTENS #2-5H	SINCLAIR	ND	MOUNTRAIL	0.56%
148	CANNONBALL FEDERAL #2-27-34H	SLAWSON	ND	MOUNTRAIL	0.55%
149	CANNONBALL FEDERAL #3-27-34H	SLAWSON	ND	MOUNTRAIL	0.55%
150	BRAY #5301 43-12H	OASIS	ND	MCKENZIE	0.52%
151	BELL #14-1H	HESS	ND	MCKENZIE	0.52%
152	EN-REITCH ####-##-####H-3	HESS	ND	MOUNTRAIL	0.52%
153	MORAN #15-1H	HESS	ND	MCKENZIE	0.51%
154	REDWING #1-3-10H	HUNT OIL	ND	MCKENZIE	0.50%

Michael Reger, Chief Executive Officer, commented, “We are encouraged by the pace of drilling and completion activity during the third quarter of 2011, as weather improved in the Williston Basin during the third quarter compared to the second quarter of 2011.  The record rig count in North Dakota allows us to continue executing our business plan by turning high quality acreage into production and cash flow at an accelerating pace.  The drilling activity detailed above represents the expansion of the delineated area of high-quality Three Forks production, the extension of the field into Montana and the continued success of Slawson’s drilling program in Mountrail County.  We continue to execute our strategy of acquiring high quality, non-operated acreage and turning it efficiently to production and cash flow.”

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota.  Northern Oil's core area of focus is the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:

Investor Relations
Erik Nerhus
952-476-9800